UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2012

NEOSTEM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170

(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwritten Offering

On March 29, 2012, NeoStem, Inc. (the “Company” or “NeoStem”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC (“Maxim”), as representative of the underwriters named in the Underwriting Agreement (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten public offering (the “Offering”) of 15,000,000 units (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a warrant (each, a “Warrant”) to purchase one share of Common Stock. The public offering price for each Unit is $.40 ($.372 per Unit, net of underwriting discount). Each Warrant will have an exercise price of $.51 per share, will be exercisable six months after issuance and will expire five years from the date of issuance. The Warrants will be callable under certain circumstances if the volume weighted average price of a share of the Company’s Common Stock for each of 10 consecutive trading days exceeds $1.53. Units will not be issued or certificated. The shares of Common Stock and the Warrants are immediately separable and will be issued separately, but will be purchased together in the Offering. The Offering is expected to close on April 3, 2012, contingent upon the satisfaction of a number of closing conditions.

Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for a period of 45 days to purchase up to an additional 2,250,000 Units to cover over-allotments, if any.

The shares of Common Stock and the Warrants, in each case included in the Units (and the shares of Common Stock issuable from time to time upon exercise of the Warrants), will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-173855), which became effective on June 13, 2011, and the base prospectus included therein, as amended by the preliminary prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2012.

The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent and that the Underwriters have agreed, severally and not jointly, to purchase all of the Units sold under the Underwriting Agreement.  If an Underwriter defaults, the Underwriting Agreement provides that the purchase commitments of the non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.  Additionally, the Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company has agreed during a period of 30 days after the date of the Underwriting Agreement, and certain of the Company’s executive officers and the Company’s most substantial stockholder have agreed during a period of 75 days after the date of the Underwriting Agreement, not to sell or otherwise dispose of any of the Company’s Common Stock held by them, without first obtaining the written consent of Maxim as representative of the Underwriters, subject to extension in certain circumstances described in the Underwriting Agreement.

The foregoing descriptions of the terms of the Underwriting Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Underwriting Agreement and the form of Warrant, which are filed herewith as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference.  The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document.  Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

Use of Proceeds

The Company estimates that the net proceeds from the sale of 15,000,000 Units in the Offering, excluding the proceeds, if any, from the exercise of the Warrants, will be approximately $5,297,000 (or approximately $6,134,000 if the Underwriters exercise their over-allotment option in full), after deducting the estimated underwriting discount and estimated offering expenses payable by the Company.

The Company currently intends to use the net proceeds of the Offering for working capital, including research and development of cell therapeutic product candidates, expansion of business units, strategic transactions and other general corporate purposes. As of the date of this Form 8-K and except as explicitly set forth herein, the Company cannot specify with certainty all of the particular uses of the proceeds from the Offering. Accordingly, the Company will retain broad discretion over the use of such proceeds. Pending use of the net proceeds of the Offering as described above, the Company intends to invest the net proceeds in short-term interest-bearing investment grade instruments.

Opinion of Counsel

A copy of the opinion of Lowenstein Sandler PC relating to the legality of the issuance and sale of the securities of the Company in the Offering is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

On March 29, 2012, the Company issued a press release announcing the Offering described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management judgment regarding future events.  Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 29, 2012, by and among NeoStem, Inc. and the underwriters named on Schedule I thereto

4.1	Form of Common Stock Purchase Warrant

5.1	Opinion of Lowenstein Sandler PC

23.1	Consent of Lowenstein Sandler PC (included in Opinion of Lowenstein Sandler PC filed as Exhibit 5.1)

99.1	Press release, dated March 29, 2012

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated:  March 29, 2012

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